SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2004

BRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	1-14306 (Commission File Number)	94-1722214 (I.R.S. Employer Identification Number)

44 Montgomery Street, 36th Floor, San Francisco, CA 94104-4809

(Address of principal executive offices, including zip code)

415-445-6530

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7:	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibits are filed with this Form 8-K:

99.1	Slide Show Presentation to be presented by BRE Properties, Inc. on March 2, 2004 at the 2004 Citigroup Smith Barney 2004 REIT CEO Conference.

Item 9:	Regulation FD Disclosure.

On March 2, 2004 we will give a slide show presentation at the Citigroup Smith Barney 2004 REIT CEO Conference. A copy of the slide show presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2004	By:	/s/ EDWARD F. LANGE, JR.

Edward F. Lange, Jr. Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit 99.1	Slide Show Presentation to be presented by BRE Properties Inc. on March 2, 2004 at the Citigroup Smith Barney 2004 REIT CEO Conference.

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